EXHIBIT 99.1

     Preliminary Information for Irwin Home Equity Corporation Trust 1997-1

                   Irwin Home Equity Corporation Trust 1997-1


            [$55,000,000] Class A-1 Certificates   1M LIBOR + [  %]
            [$32,019,000] Class A-2 Certificates   [     %]
            [$12,981,000] Class A-3 Certificates   [     %]

The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Servicer. PSI makes no representations as to the accuracy of such information provided to it by the Servicer. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                   Irwin Home Equity Corporation Trust 1997-1

Title of Securities: Irwin Home Equity Corporation, Series 1997-1 Mortgage
                     Pass-Through Certificates, Class A-1, Class A-2 and Class A-3 (the "Certificates").

Description of
Transaction:         This approximately [$100,000,000] MBIA-wrapped transaction is supported by two distinct collateral types.

                     The Class A-1 Certificates are backed by a pool of adjustable rate, first and second lien Home Equity Lines of Credit (the "HELOCs"). The HELOCs generally have original terms to stated maturity of 20 years and have scheduled payments of interest only for the first 10 years. On the 11th year, each loan has scheduled payments on a ten-year fully amortizing basis.

                     The Class A-2 and A-3 Certificates are backed by a fixed pool of fixed-rate, first and second lien Home Equity Loans (the "HELs"). The HELs generally have original terms to stated maturity of 10 or 15 years, and each loan has scheduled payments on a ten or fifteen year fully amortizing basis.

--------------------------------------------------------------------------------


                                Class A-1 (HELOCs)    Class A-2 (HELs)     Class A-3 (HELs)
                                ------------------    ----------------     ----------------
Settlement Date:                June 18, 1997         June 18, 1997        June 18, 1997

Dated Date:                     June 18, 1997         June 1, 1997         June 1, 1997

Prepayment Assumption:          [26% CPR]             [20% HEP]            [20% HEP]

Approximate Size:               [$55,000,000]         [$32,019,000]        [$12,981,000]

Average Life to Call:           [3.06] years          [2.05] years         [6.32] years
Average Life to Maturity:       [3.34] years          [2.05] years         [6.90] years

Expected Maturity (to Call):    [03/15/05]            [01/15/02]           [10/15/04]
Expected Maturity (to Mat):     [07/15/17]            [01/15/02]           [07/15/12]

Stated Maturity:                [08/15/18]            [07/15/06]           [08/15/13]

Coupon:                         LIBOR + [ TBD %]*     [ TBD   %]           [ TBD  %]

Coupon Day Count:               Actual/360            30/360               30/360


* Subject to:            The lesser of:
                             1) One Month LIBOR + [TBD] bps; and
                             2) The Available Funds Cap.

Available Funds Cap
for the  HELOCs:     The Available Funds Cap is currently approximately
                     [11.67%], (calculated using the weighted average gross coupon of the Loans less approximate servicing fees and other ongoing fees of the trust, not inclusive of a 50 bp
                     MBIA cushion beginning in month 13 and thereafter). The weighted average net life-cap is currently 18.69%.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                   Irwin Home Equity Corporation Trust 1997-1

Servicer:                Irwin Home Equity Corporation.

Servicer Fee:            100 bps per annum.

Trustee:                 The Chase Manhattan Bank.

Certificate              Ratings:  The  Class  A-1,  Class  A-2  and  Class  A-3
                         Certificates will be rated AAA/Aaa by Standard & Poor's
                         ("S&P") and Moody's Investors Service ("Moody's").

Certificate Insurer:     Municipal Bond Investors Assurance Corporation
                         ("MBIA"). MBIA's claims-paying ability is rated AAA/Aaa by Standard & Poor's and Moody's.

Certificate Insurance:   Timely payments of interest and ultimate
                         payment of principal on the Certificates will be 100% guaranteed by MBIA.

Credit Enhancement:      1) 100% wrap from MBIA guarantee of timely interest and
                            ultimate principal to the extent the Reserve Account is reduced to zero.
                         2) Reserve Account (combination of cash and/or letter
                            of credit)
                         3) Cross-Collateralization
                         2) Ongoing Spread.

Cross-Collateralization: Excess spread from each of the two collateral pools will be available to credit enhance Certificates supported by the other pool.

Reserve Account:         Group I HELOCs -- Initial:[TBD%] of Original Class A-1
(Approximately)                             Certificate Balance.
                                           Target: [TBD%] of Original Class A-1
                                            Certificate Balance.

                         Group II HELs --  Initial: [TBD%] of Original Class A-2
                                            Certificate Balance.
                                           Target: [TBD%] of Original Class A-2
                                            Certificate Balance.

                         The Required Reserve level is subject to step downs beginning in month [30] if certain tests are met.

Prefunding Account:      Approximately [35%] of the HELOC collateral supporting
                         Certificate Class A-1 will be prefunded. Approximately
                         [35%] of the fixed-rate home equity collateral supporting Certificate Class A-2 and A-3 will be prefunded. All of the prefunded HELOCs and HELs will be identified by the Settlement Date.

ERISA Consideration:     The Class A Certificates will be ERISA eligible on the
                         settlement date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such Certificates.

Payments of Principal
on the Class A-1
Certificates (HELOCs):   Prior to the scheduled amortization period of the
                         HELOCs, the Class A-1 Certificates will receive payments of principal from prepayments and from net liquidation proceeds in the following manner:

                         1) All principal prepayments will be applied first to
                            the HELOC balance included in the trust, regardless of subsequent draws on the line of credit not included in the trust.

                         2) Net liquidation proceeds received on a defaulted
                            HELOC will be allocated on a pro rata basis between the loan balance in the trust and loan balance resulting from subsequent draws on the line of credit not included in the trust.

Flow of Funds:           Certificate Class A-1 (backed by the Group I HELOCs):

                         1) to the Servicer, repayment of any unreimbursed
                            Servicer advances with respect to defaulted loans;
                         2) to the Servicer, the Servicer Fee (100 bps)
                         3) to the Certificate Insurer, the Premium [TBD bps]
                         4) to the Trustee, the Trustee Fee [TBD bps]
                         5) to the Class A-1, accrued monthly interest
                         6) to the Class A-1, monthly principal
                         7) to the Surety Provider, any unreimbursed draws
                         8) to the Reserve Account up to its target amount as
                            described above, and
                         9) to the Class R.

                         Certificate Classes A-2 and A-3 (backed by the Group II HELs):
                         1) to the Servicer, repayment of any unreimbursed
                            Servicer advances with respect to defaulted loans;
                         2) to the Servicer, the Servicer Fee (100 bps)
                         3) to the Certificate Insurer, the Premium [TBD bps]
                         4) to the Trustee, the Trustee Fee [TBD bps]
                         5) to the Class A-2 and A-3, accrued monthly interest
                         6) to the Class A-2, 100% of monthly principal until
                            retired, then to the Class A-3, 100% of monthly principal
                         7) to the Surety Provider, any unreimbursed draws
                         8) to the Reserve Account up to its target amount as
                            described above, and
                         9) to the Class R.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                   Irwin Home Equity Corporation Trust 1997-1

Clean-up Call:           10% of the sum of (i) the aggregate Trust Balances of
                         the related Group as of the Cut-Off Date, and (ii) the Original Group I Pre-funded Amount or Original Group II
                         Pre-funded Amount, as applicable, at the greater of par or fair market value of the bonds plus accrued interest. Note: The Group I HELOCs and Group II HELs each has its own 10% clean-up call.

Payment Date:            The 15th day of each month or, if such day is not a
                         business day, the next succeeding business day, beginning on July 15, 1997.

Payment Delay:           Zero day delay for the Class A-1 Certificates and 14
                         days for the Class A-2 and Class A-3 Certificates.

Interest Accrual
Period: For Class A-1, interest will accrue from the 15th day of the preceeding month until the 14th day of the current month based on an actual/360 day count.

                         For Class A-2 and A-3, interest will accrue from the 1st day of the proceeding month until the 30th day of the proceeding month based on a 30/360 day count.

Interest Adjusments:     For the Group I HELOCs, interest rates on the
                         underlying home equity lines of credit will adjust monthly and are all indexed to Prime. Payment on these loans also adjusts monthly.

Pricing Date:            June [  ], 1997.

Settlement Date:         June 18, 1997.

Form of Certificates:    Book entry form, same day funds (through DTC, CEDEL or
                         Euroclear).

SMMEA Considerations:    The Class A Certificates are not SMMEA eligible.

Taxation:                REMIC.

Prospectus:              The Certificates are being offered pursuant to a
                         Prospectus which includes a Prospectus Supplement
                         (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $55,000,000.00                            DATED DATE: 06/18/97
  CURRENT COUPON:    [TBD]                               FIRST PAYMENT: 07/15/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 3
ORIGINAL BALANCE: $55,000,000.00                      YIELD TABLE DATE: 06/18/97

                     BOND A1 DISCOUNT MARGIN ACT/360 TABLE

               ************ TO 10% BOND CLEAN UP CALL ************


           PRICING SPEED                            ASSUMED CONSTANT LIBOR-1M 5.6875
                   26.0%      15.00%      20.00%      24.00%      26.00%      28.00%      30.00%      35.00%
     PRICE           CPR         CPR         CPR         CPR         CPR         CPR         CPR         CPR
     99-24        32.342      28.798      30.313      31.641      32.342      33.065      33.809      35.720
     99-24+       31.757      28.435      29.855      31.100      31.757      32.434      33.132      34.923
     99-25        31.172      28.072      29.397      30.559      31.172      31.804      32.455      34.127
     99-25+       30.587      27.709      28.939      30.018      30.587      31.174      31.779      33.331
     99-26        30.002      27.346      28.482      29.477      30.002      30.544      31.102      32.535
     99-26+       29.418      26.984      28.024      28.937      29.418      29.915      30.426      31.739
     99-27        28.834      26.621      27.567      28.396      28.834      29.285      29.750      30.943
     99-27+       28.250      26.258      27.110      27.856      28.250      28.656      29.074      30.148

     99-28        27.666      25.896      26.653      27.316      27.666      28.027      28.399      29.353
     99-28+       27.082      25.534      26.196      26.776      27.082      27.398      27.723      28.558
     99-29        26.498      25.171      25.739      26.236      26.498      26.769      27.048      27.764
     99-29+       25.915      24.809      25.282      25.696      25.915      26.141      26.373      26.969
     99-30        25.332      24.447      24.825      25.157      25.332      25.512      25.698      26.175
     99-30+       24.748      24.085      24.369      24.617      24.748      24.884      25.023      25.381
     99-31        24.165      23.723      23.912      24.078      24.165      24.256      24.349      24.587
     99-31+       23.583      23.362      23.456      23.539      23.583      23.628      23.674      23.793

    100-00        23.000      23.000      23.000      23.000      23.000      23.000      23.000      23.000
    100-00+       22.417      22.638      22.544      22.461      22.417      22.372      22.326      22.207
    100-01        21.835      22.277      22.088      21.923      21.835      21.745      21.652      21.414
    100-01+       21.253      21.916      21.632      21.384      21.253      21.118      20.979      20.621
    100-02        20.671      21.554      21.177      20.846      20.671      20.491      20.305      19.829
    100-02+       20.089      21.193      20.721      20.307      20.089      19.864      19.632      19.036
    100-03        19.507      20.832      20.266      19.769      19.507      19.237      18.959      18.244
    100-03+       18.926      20.471      19.811      19.231      18.926      18.610      18.286      17.452

    100-04        18.344      20.110      19.355      18.694      18.344      17.984      17.613      16.661
    100-04+       17.763      19.750      18.900      18.156      17.763      17.358      16.940      15.869
    100-05        17.182      19.389      18.446      17.618      17.182      16.732      16.268      15.078
    100-05+       16.601      19.028      17.991      17.081      16.601      16.106      15.596      14.287
    100-06        16.020      18.668      17.536      16.544      16.020      15.480      14.924      13.496
    100-06+       15.440      18.308      17.082      16.007      15.440      14.854      14.252      12.705
    100-07        14.859      17.947      16.627      15.470      14.859      14.229      13.580      11.915
    100-07+       14.279      17.587      16.173      14.933      14.279      13.604      12.909      11.125

First Payment      0.075       0.075       0.075       0.075       0.075       0.075       0.075       0.075
Average Life       3.055       5.422       4.081       3.346       3.055       2.803       2.583       2.152
Last Payment       7.742      12.992      10.242       8.492       7.742       7.075       6.492       5.408
Mod.Dur. @ 100-00  2.578       4.154       3.293       2.787       2.578       2.393       2.228       1.893
Accrued Interest   0.000       0.000       0.000       0.000       0.000       0.000       0.000       0.000


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $32,019,000.00                            DATED DATE: 06/01/97
          COUPON:    [TBD]                               FIRST PAYMENT: 07/15/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 2
ORIGINAL BALANCE: $32,019,000.00                      YIELD TABLE DATE: 06/18/97

                             BOND A2 BE-YIELD TABLE

                      ************ TO MATURITY ************


                                                      PREPAYMENT SPEED
           PRICING SPEED
                   20.0%      12.00%      16.00%      18.00%      22.00%      24.00%      28.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-24         6.914       6.916       6.915       6.915       6.914       6.913       6.912
     99-24+        6.906       6.910       6.908       6.907       6.904       6.903       6.901
     99-25         6.897       6.903       6.900       6.899       6.895       6.894       6.890
     99-25+        6.888       6.897       6.893       6.891       6.886       6.884       6.879
     99-26         6.880       6.891       6.885       6.883       6.877       6.874       6.868
     99-26+        6.871       6.884       6.878       6.874       6.868       6.864       6.858
     99-27         6.863       6.878       6.870       6.866       6.859       6.855       6.847
     99-27+        6.854       6.871       6.863       6.858       6.849       6.845       6.836

     99-28         6.845       6.865       6.855       6.850       6.840       6.835       6.825
     99-28+        6.837       6.858       6.848       6.842       6.831       6.825       6.814
     99-29         6.828       6.852       6.840       6.834       6.822       6.816       6.803
     99-29+        6.820       6.846       6.833       6.826       6.813       6.806       6.792
     99-30         6.811       6.839       6.825       6.818       6.804       6.796       6.782
     99-30+        6.802       6.833       6.818       6.810       6.794       6.787       6.771
     99-31         6.794       6.826       6.810       6.802       6.785       6.777       6.760
     99-31+        6.785       6.820       6.803       6.794       6.776       6.767       6.749

    100-00         6.777       6.814       6.795       6.786       6.767       6.757       6.738
    100-00+        6.768       6.807       6.788       6.778       6.758       6.748       6.727
    100-01         6.759       6.801       6.780       6.770       6.749       6.738       6.716
    100-01+        6.751       6.794       6.773       6.762       6.740       6.728       6.706
    100-02         6.742       6.788       6.765       6.754       6.730       6.719       6.695
    100-02+        6.734       6.781       6.758       6.746       6.721       6.709       6.684
    100-03         6.725       6.775       6.750       6.738       6.712       6.699       6.673
    100-03+        6.717       6.769       6.743       6.730       6.703       6.690       6.662

    100-04         6.708       6.762       6.736       6.722       6.694       6.680       6.652
    100-04+        6.699       6.756       6.728       6.714       6.685       6.670       6.641
    100-05         6.691       6.749       6.721       6.706       6.676       6.661       6.630
    100-05+        6.682       6.743       6.713       6.698       6.667       6.651       6.619
    100-06         6.674       6.737       6.706       6.690       6.658       6.641       6.608
    100-06+        6.665       6.730       6.698       6.682       6.648       6.632       6.597
    100-07         6.657       6.724       6.691       6.674       6.639       6.622       6.587
    100-07+        6.648       6.717       6.683       6.666       6.630       6.612       6.576

First Payment      0.075       0.075       0.075       0.075       0.075       0.075       0.075
Average Life       2.050       2.838       2.388       2.207       1.912       1.791       1.589
Last Payment       4.575       6.158       5.242       4.908       4.242       3.992       3.492
Mod.Dur. @ 100-00  1.815       2.428       2.082       1.940       1.704       1.605       1.437
Accrued Interest   0.322       0.322       0.322       0.322       0.322       0.322       0.322


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $12,981,000.00                            DATED DATE: 06/01/97
          COUPON:    [TBD]                               FIRST PAYMENT: 07/15/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 2
ORIGINAL BALANCE: $12,981,000.00                      YIELD TABLE DATE: 06/18/97

                             BOND A3 BE-YIELD TABLE

                      ************ TO MATURITY ************

                                                      PREPAYMENT SPEED
           PRICING SPEED
                   20.0%      12.00%      16.00%      18.00%      22.00%      24.00%      28.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP         HEP
     99-24         7.533       7.534       7.534       7.534       7.533       7.533       7.532
     99-24+        7.530       7.532       7.531       7.531       7.530       7.529       7.528
     99-25         7.527       7.529       7.528       7.528       7.527       7.526       7.525
     99-25+        7.524       7.527       7.525       7.525       7.523       7.523       7.521
     99-26         7.521       7.524       7.523       7.522       7.520       7.519       7.518
     99-26+        7.518       7.521       7.520       7.519       7.517       7.516       7.514
     99-27         7.515       7.519       7.517       7.516       7.514       7.513       7.510
     99-27+        7.512       7.516       7.514       7.513       7.511       7.510       7.507

     99-28         7.509       7.514       7.511       7.510       7.508       7.506       7.503
     99-28+        7.506       7.511       7.509       7.507       7.505       7.503       7.500
     99-29         7.503       7.508       7.506       7.504       7.501       7.500       7.496
     99-29+        7.500       7.506       7.503       7.502       7.498       7.496       7.493
     99-30         7.497       7.503       7.500       7.499       7.495       7.493       7.489
     99-30+        7.494       7.501       7.497       7.496       7.492       7.490       7.485
     99-31         7.491       7.498       7.495       7.493       7.489       7.487       7.482
     99-31+        7.488       7.495       7.492       7.490       7.486       7.483       7.478

    100-00         7.485       7.493       7.489       7.487       7.482       7.480       7.475
    100-00+        7.482       7.490       7.486       7.484       7.479       7.477       7.471
    100-01         7.479       7.488       7.484       7.481       7.476       7.473       7.468
    100-01+        7.476       7.485       7.481       7.478       7.473       7.470       7.464
    100-02         7.473       7.482       7.478       7.475       7.470       7.467       7.460
    100-02+        7.470       7.480       7.475       7.473       7.467       7.464       7.457
    100-03         7.467       7.477       7.472       7.470       7.464       7.460       7.453
    100-03+        7.464       7.475       7.470       7.467       7.460       7.457       7.450

    100-04         7.461       7.472       7.467       7.464       7.457       7.454       7.446
    100-04+        7.458       7.469       7.464       7.461       7.454       7.451       7.443
    100-05         7.455       7.467       7.461       7.458       7.451       7.447       7.439
    100-05+        7.452       7.464       7.458       7.455       7.448       7.444       7.435
    100-06         7.449       7.462       7.456       7.452       7.445       7.441       7.432
    100-06+        7.446       7.459       7.453       7.449       7.442       7.437       7.428
    100-07         7.443       7.457       7.450       7.446       7.438       7.434       7.425
    100-07+        7.440       7.454       7.447       7.444       7.435       7.431       7.421

First Payment      4.575       6.158       5.242       4.908       4.242       3.992       3.492
Average Life       6.899       8.434       7.644       7.264       6.549       6.216       5.603
Last Payment      15.075      15.075      15.075      15.075      15.075      15.075      15.075
Mod.Dur. @ 100-00  5.153       6.005       5.578       5.364       4.946       4.745       4.364
Accrued Interest   0.351       0.351       0.351       0.351       0.351       0.351       0.351


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

--------------------------------------------------------------------------------
     -  IRWIN 1997-2 HELOC
     -  Cut Off Date of Tape is  5/31/97
     -  HELOC COLLATERAL
     -  $35,644,500.89
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                     955

Index:                                                 PRIME RATE

Lien Status:                          First and Second Lien Loans

Aggregate Unpaid Drawn Balance:                    $35,644,500.89
Aggregate Max Line Of Credit:                      $38,496,500.00

Weighted Average Coupon (Net):                            11.885%
Net Coupon Range:                               8.500% -  14.400%

Weighted Average Coupon (Gross):                          12.885%
Gross Coupon Range:                             9.500% -  15.400%

Weighted Average Margin (Net):                             3.385%
Net Margin Range:                               0.000% -   5.900%

Weighted Average Life Cap (Net):                          18.690%
Net Life Cap Range:                            12.150% -  23.000%

Weighted Average Life Floor (Net):                         9.633%
Net Life Floor Range:                           6.500% -  13.150%

Weighted Average Margin (Gross):                           4.385%
Gross Margin Range:                             1.000% -   6.900%

Weighted Average Life Cap (Gross):                        19.690%
Gross Life Cap Range:                          13.150% -  24.000%

Weighted Average Life Floor (Gross):                      10.633%
Gross Life Floor Range:                         7.500% -  14.150%
--------------------------------------------------------------------------------

Weighted Average Utilization Rate:                        92.592% * Weighted by
                                                                  the LOC limit.

Utilization Rate Range:                         3.819% - 100.000%

Average Unpaid Drawn Balance:                          $37,324.08
Average Max Line Of Credit:                            $40,310.47

Maximum Unpaid Drawn Balance:                         $200,000.00
Minimum Unpaid Drawn Balance:                           $1,184.01

Maximum Line of Credit:                               $300,000.00
Minimum Line of Credit:                                $10,300.00

Weighted Avg. Rem. Term (PTD thru Mat. Date):             236.180
Stated Rem Term Range:                         216.000 -  240.000

Weighted Average Age (First Pay thru Paid Thru Date):       3.820
Age Range:                                       0.000 -   24.000

Weighted Average Original Term (Draw + Amor. Period):     240.000
Original Term Range:                           240.000 -  240.000

Weighted Average Combined LTV:                             89.738
Combined LTV Range:                            21.286% - 100.000%

Weighted Average Second Mortgage Ratio:                   28.456%
Second Mortgage Ratio Range:                    4.007% - 100.000%

Weighted Average FICO Score:                              661.811
FICO Score Range:                              526.000  - 813.000

Weighted Average Interest Roll Frequency:                   1.000
Interest Frequency Range:                                1 -    1

Average utilization rate computed by: [amount drawn/line amount]
Combined LTV computed by: [(max avail. line + 1st mtg. bal.)/appraisal]
Second Mortgage Ratio computed by: [max avail. line/(max avail. line + 1st mtg.
 bal.)]
--------------------------------------------------------------------------------

Max Zip Code = 28277     % Pool =  .81%     State = NC
Earliest First Payment Date = 6/15/95
Latest Maturity Date        = 5/15/17

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                   Percentage of
                                                    Aggregate      Cut-Off Date
         Gross Mortgage            Number of         Unpaid          Aggregate
         Interest Rate             Mortgage         Principal        Principal
             Range                   Loans           Balance          Balance

 9.25% < Gross Coupon <=  9.50%          1          200,000.00          0.56
10.25% < Gross Coupon <= 10.50%        125        5,532,793.64         15.52
10.75% < Gross Coupon <= 11.00%          2          141,000.00          0.40
11.00% < Gross Coupon <= 11.25%          1           94,000.00          0.26
11.25% < Gross Coupon <= 11.50%        103        4,555,426.89         12.78
11.50% < Gross Coupon <= 11.75%          2          129,349.04          0.36
11.75% < Gross Coupon <= 12.00%          5          234,453.66          0.66
12.00% < Gross Coupon <= 12.25%          1           75,000.00          0.21
12.25% < Gross Coupon <= 12.50%        131        5,454,428.70         15.30
12.50% < Gross Coupon <= 12.75%          1           26,100.00          0.07
12.75% < Gross Coupon <= 13.00%          9          375,473.56          1.05
13.00% < Gross Coupon <= 13.25%          1           84,400.00          0.24
13.25% < Gross Coupon <= 13.50%        129        5,050,242.71         14.17
13.75% < Gross Coupon <= 14.00%          4          145,632.16          0.41
14.25% < Gross Coupon <= 14.50%        354       12,143,166.74         34.07
15.25% < Gross Coupon <= 15.50%         86        1,403,033.79          3.94
--------------------------------------------------------------------------------
Total..........                        955     $ 35,644,500.89        100.00%
================================================================================

                     REMAINING MONTHS TO STATED MATURITY

                                                         Percentage of
                                         Aggregate       Cut-Off Date
                          Number of       Unpaid           Aggregate
                          Mortgage       Principal         Principal
      Remaining Term        Loans         Balance           Balance

204 < Rem Term <= 216          1          14,300.00           0.04%
216 < Rem Term <= 228         22         717,868.07           2.01%
228 < Rem Term <= 240        932      34,912,332.82          97.95%
-------------------------------------------------------------------
Total............            955      35,644,500.89         100.00%
===================================================================

                             YEARS OF ORIGINATION

                                                           Percentage of
                                              Aggregate    Cut-Off Date
                             Number of         Unpaid        Aggregate
  Year of                    Mortgage         Principal      Principal
Origination                    Loans           Balance        Balance

   1995                           10           321,783.56       0.90
   1996                          362        12,777,295.85      35.85
   1997                          583        22,545,421.48      63.25
--------------------------------------------------------------------------
Total.................           955      $ 35,644,500.89     100.00%
==========================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                          COMBINED LOAN-TO-VALUE RATIOS

                                                            Percentage of
                                                Aggregate   Cut-Off Date
        Combined               Number of         Unpaid       Aggregate
      Loan-To-Value            Mortgage         Principal     Principal
          Ratio                  Loans           Balance       Balance

20.000 < CLTV <= 25.000             2            80,564.85       0.23
25.000 < CLTV <= 30.000             2            93,000.00       0.26
35.000 < CLTV <= 40.000             2           108,847.42       0.31
40.000 < CLTV <= 45.000             2            51,539.04       0.14
45.000 < CLTV <= 50.000             4           108,436.86       0.30
50.000 < CLTV <= 55.000             2           175,000.00       0.49
55.000 < CLTV <= 60.000             4           214,268.60       0.60
60.000 < CLTV <= 65.000            18         1,037,093.14       2.91
65.000 < CLTV <= 70.000            16           718,711.74       2.02
70.000 < CLTV <= 75.000            25         1,136,040.35       3.19
75.000 < CLTV <= 80.000            77         3,225,343.93       9.05
80.000 < CLTV <= 85.000            98         3,976,336.49      11.16
85.000 < CLTV <= 90.000           157         5,548,468.85      15.57
90.000 < CLTV <= 95.000           104         4,486,712.95      12.59
95.000 < CLTV <=100.000           442        14,684,136.67      41.20
--------------------------------------------------------------------------
Total....................         955      $ 35,644,500.89     100.00%
==========================================================================

                               DISTRIBUTION OF
                                   MARGINS

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                           Number of       Unpaid            Aggregate
           Gross           Mortgage       Principal          Principal
           Margin            Loans         Balance            Balance

 0.500 < Margin <=  1.000        1         200,000.00           0.56
 1.500 < Margin <=  2.000      125       5,532,793.64          15.52
 2.000 < Margin <=  2.500        2         141,000.00           0.40
 2.500 < Margin <=  3.000      104       4,649,426.89          13.04
 3.000 < Margin <=  3.500        7         363,802.70           1.02
 3.500 < Margin <=  4.000      132       5,529,428.70          15.51
 4.000 < Margin <=  4.500       10         401,573.56           1.13
 4.500 < Margin <=  5.000      130       5,134,642.71          14.41
 5.000 < Margin <=  5.500        4         145,632.16           0.41
 5.500 < Margin <=  6.000      354      12,143,166.74          34.07
 6.500 < Margin <=  7.000       86       1,403,033.79           3.94
--------------------------------------------------------------------------
Total.................         955    $ 35,644,500.89         100.00%
==========================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           LOAN SUMMARY STRATIFIED BY
                                    LIFE CAP

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                                    Number of     Unpaid          Aggregate
           Gross                    Mortgage     Principal        Principal
          Life Cap                    Loans       Balance          Balance

13.000 < LIFE CAP <= 13.500             1        54,825.32           0.15
15.000 < LIFE CAP <= 15.500             1        17,469.79           0.05
15.500 < LIFE CAP <= 16.000            85     2,705,883.98           7.59
17.000 < LIFE CAP <= 17.500             1       200,000.00           0.56
17.500 < LIFE CAP <= 18.000           178     5,878,437.97          16.49
18.000 < LIFE CAP <= 18.500            81     3,923,160.67          11.01
18.500 < LIFE CAP <= 19.000             4       273,800.00           0.77
19.000 < LIFE CAP <= 19.500            80     3,788,209.78          10.63
19.500 < LIFE CAP <= 20.000            62     2,246,218.47           6.30
20.000 < LIFE CAP <= 20.500            77     3,254,156.21           9.13
20.500 < LIFE CAP <= 21.000           105     3,687,047.01          10.34
21.000 < LIFE CAP <= 21.500            62     2,637,901.49           7.40
21.500 < LIFE CAP <= 22.000             2        57,762.21           0.16
22.000 < LIFE CAP <= 22.500           169     6,050,538.32          16.97
22.500 < LIFE CAP <= 23.000             2        58,577.75           0.16
23.000 < LIFE CAP <= 23.500            44       740,511.92           2.08
23.500 < LIFE CAP <= 24.000             1        70,000.00           0.20
--------------------------------------------------------------------------
Total.................                955   $35,644,500.89         100.00%
==========================================================================

                           LOAN SUMMARY STRATIFIED BY
                                   LIFE FLOOR

                                                           Percentage of
                                                Aggregate  Cut-Off Date
                                   Number of     Unpaid      Aggregate
            Gross                  Mortgage     Principal    Principal
          Life Floor                 Loans       Balance      Balance

 7.000 < Life Floor <=  7.500           1       200,000.00      0.56
 8.000 < Life Floor <=  8.500         132     5,813,640.05     16.31
 8.500 < Life Floor <=  9.000           4       273,800.00      0.77
 9.000 < Life Floor <=  9.500         103     4,603,358.96     12.91
 9.500 < Life Floor <= 10.000           5       240,132.48      0.67
10.000 < Life Floor <= 10.500         130     5,462,329.73     15.32
10.500 < Life Floor <= 11.000          12       530,386.57      1.49
11.000 < Life Floor <= 11.500         128     5,013,880.50     14.07
11.500 < Life Floor <= 12.000           5       181,994.37      0.51
12.000 < Life Floor <= 12.500         344    11,729,981.61     32.91
12.500 < Life Floor <= 13.000          90     1,521,740.36      4.27
14.000 < Life Floor <= 14.500           1        73,256.26      0.21
--------------------------------------------------------------------------
Total.................                955   $35,644,500.89    100.00%
==========================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        ORIGINAL MORTGAGE LOAN AMOUNTS
                              (MAX LINE OF CREDIT)

                                                               Percentage of
                                                  Aggregate    Cut-Off Date
            Original               Number of       Unpaid        Aggregate
          Mortgage Loan            Mortgage       Principal      Principal
        Principal Balance            Loans         Balance        Balance

    10,000 < Balance <=    15,000      45          563,239.45       1.58
    15,000 < Balance <=    20,000      87        1,505,774.08       4.22
    20,000 < Balance <=    25,000     132        2,921,148.31       8.20
    25,000 < Balance <=    30,000     138        3,684,081.22      10.34
    30,000 < Balance <=    35,000      98        3,044,482.69       8.54
    35,000 < Balance <=    40,000      89        3,205,231.59       8.99
    40,000 < Balance <=    45,000      73        2,962,043.88       8.31
    45,000 < Balance <=    50,000      76        3,309,021.15       9.28
    50,000 < Balance <=    55,000      34        1,703,101.18       4.78
    55,000 < Balance <=    60,000      38        2,087,015.32       5.86
    60,000 < Balance <=    65,000      31        1,826,850.92       5.13
    65,000 < Balance <=    70,000      18        1,135,843.93       3.19
    70,000 < Balance <=    75,000      24        1,591,496.36       4.46
    75,000 < Balance <=    80,000      15        1,061,791.56       2.98
    80,000 < Balance <=    85,000       8          546,762.04       1.53
    85,000 < Balance <=    90,000       8          691,411.82       1.94
    90,000 < Balance <=    95,000       3          253,625.59       0.71
    95,000 < Balance <=   100,000      31        2,603,730.71       7.30
   110,000 < Balance <=   115,000       1          110,663.77       0.31
   120,000 < Balance <=   125,000       2          248,521.55       0.70
   150,000 < Balance <=   200,000       3          388,663.77       1.09
   250,000 < Balance <=   300,000       1          200,000.00       0.56
--------------------------------------------------------------------------
Total....................             955      $35,644,500.89     100.00%
==========================================================================

              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                       Number of             Unpaid          Aggregate
                       Mortgage             Principal        Principal
 State                   Loans               Balance          Balance

CA                       132               5,994,539.55        16.82
CO                        37               1,331,539.78         3.74
CT                        51               2,349,512.34         6.59
FL                        79               2,458,592.17         6.90
GA                        59               1,861,956.09         5.22
IL                        70               2,614,107.99         7.33
IN                        23                 722,871.70         2.03
LA                        14                 530,694.33         1.49
MD                        41               1,728,405.70         4.85
MI                       101               3,499,185.07         9.82
NC                        84               2,667,326.00         7.48
NY                        38               1,688,005.14         4.74
OH                        74               2,694,029.88         7.56
OR                        39               1,413,113.66         3.96
PA                        36               1,245,833.28         3.50
UT                        18                 877,073.57         2.46
VA                        59               1,967,714.64         5.52
--------------------------------------------------------------------------
Total...............     955            $ 35,644,500.89       100.00%
==========================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                             MORTGAGED PROPERTIES

                                                           Percentage of
                                               Aggregate   Cut-Off Date
                               Number of        Unpaid       Aggregate
                               Mortgage        Principal     Principal
                                 Loans          Balance       Balance

Single-family                    909        34,222,481.51      96.01
PUD                               19           631,753.24       1.77
Condominiums                      16           447,775.86       1.26
Multi-Family                       9           293,497.17       0.82
Other                              2            48,993.11       0.14
--------------------------------------------------------------------------
Total...............             955      $ 35,644,500.89     100.00%
==========================================================================

                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY

                                                           Percentage of
                                             Aggregate     Cut-Off Date
                              Number of       Unpaid         Aggregate
                              Mortgage       Principal       Principal
                                Loans         Balance         Balance

Owner Occ.                       941      35,214,899.75        98.79
Non Owner Occ.                    14         429,601.14         1.21
--------------------------------------------------------------------------
Total..................          955    $ 35,644,500.89       100.00%
==========================================================================

                                 LIEN SUMMARY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                        Number of          Unpaid            Aggregate
                        Mortgage          Principal          Principal
                          Loans            Balance            Balance

1                            15           869,436.22            2.44
2                           940        34,775,064.67           97.56
--------------------------------------------------------------------------
Total...............        955      $ 35,644,500.89          100.00%
==========================================================================

                                  FICO SCORE

                                                               Percentage of
                                                  Aggregate    Cut-Off Date
                                                   Unpaid        Aggregate
                                  Number of       Principal      Principal
                                    Loans          Balance        Balance

500 < FICO <= 550                      9           491,870.29       1.38
550 < FICO <= 600                     73         2,585,582.73       7.25
600 < FICO <= 650                    265        10,275,177.03      28.83
650 < FICO <= 700                    409        15,688,137.10      44.01
700 < FICO <= 750                    171         5,764,735.56      16.17
750 < FICO <= 800                     27           828,230.18       2.32
800 < FICO <= 850                      1            10,768.00       0.03
--------------------------------------------------------------------------
Total....................            955      $ 35,644,500.89     100.00%
==========================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                               UTILIZATION RATIOS

                                                           Percentage of
                                               Aggregate   Cut-Off Date
          Combined              Number of       Unpaid       Aggregate
        Loan-To-Value           Mortgage       Principal     Principal
            Ratio                 Loans         Balance       Balance

  0.000 <Utiliz.<=   5.000          1            1,184.01       0.00
 10.000 <Utiliz.<=  15.000          1            4,070.45       0.01
 15.000 <Utiliz.<=  20.000          3           46,742.36       0.13
 20.000 <Utiliz.<=  25.000          3           26,096.87       0.07
 25.000 <Utiliz.<=  30.000          3           44,767.92       0.13
 30.000 <Utiliz.<=  35.000          6           95,497.58       0.27
 35.000 <Utiliz.<=  40.000          4          105,225.67       0.30
 40.000 <Utiliz.<=  45.000          8          217,391.12       0.61
 45.000 <Utiliz.<=  50.000         10          282,867.46       0.79
 50.000 <Utiliz.<=  55.000          8          191,585.06       0.54
 55.000 <Utiliz.<=  60.000          8          263,757.66       0.74
 60.000 <Utiliz.<=  65.000          7          201,098.29       0.56
 65.000 <Utiliz.<=  70.000          9          386,559.02       1.08
 70.000 <Utiliz.<=  75.000         17          510,184.72       1.43
 75.000 <Utiliz.<=  80.000         13          462,875.38       1.30
 80.000 <Utiliz.<=  85.000         13          496,810.68       1.39
 85.000 <Utiliz.<=  90.000         11          411,312.04       1.15
 90.000 <Utiliz.<=  95.000         30          916,855.75       2.57
 95.000 <Utiliz.<= 100.000        800       30,979,618.85      86.91
--------------------------------------------------------------------------
Total....................         955     $ 35,644,500.89     100.00%
==========================================================================

                              SECOND MORTGAGE RATIO

                                                           Percentage of
                                              Aggregate    Cut-Off Date
                              Number of        Unpaid        Aggregate
                              Mortgage        Principal      Principal
                                Loans          Balance        Balance

  0.000 <RATIO<=   5.000          2           51,026.52         0.14
  5.000 <RATIO<=  10.000         44        1,063,726.47         2.98
 10.000 <RATIO<=  15.000        168        4,750,654.93        13.33
 15.000 <RATIO<=  20.000        172        6,041,322.83        16.95
 20.000 <RATIO<=  25.000        173        6,229,163.23        17.48
 25.000 <RATIO<=  30.000        142        5,447,901.43        15.28
 30.000 <RATIO<=  35.000         89        3,916,388.31        10.99
 35.000 <RATIO<=  40.000         52        2,271,298.93         6.37
 40.000 <RATIO<=  45.000         35        1,561,150.74         4.38
 45.000 <RATIO<=  50.000         24        1,276,189.11         3.58
 50.000 <RATIO<=  55.000         20        1,074,604.18         3.01
 55.000 <RATIO<=  60.000          7          395,146.74         1.11
 60.000 <RATIO<=  65.000          3          140,516.91         0.39
 65.000 <RATIO<=  70.000          6          432,964.89         1.21
 70.000 <RATIO<=  75.000          1           74,200.00         0.21
 75.000 <RATIO<=  80.000          1           20,172.59         0.06
 80.000 <RATIO<=  85.000          1           28,636.86         0.08
 95.000 <RATIO<= 100.000         15          869,436.22         2.44
--------------------------------------------------------------------------
Total....................       955     $ 35,644,500.89       100.00%
==========================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

--------------------------------------------------------------------------------
     -  IRWIN 1997-2 HEL
     -  Cut Off Date of Tape is  5/31/97
     -  HEL COLLATERAL
     -  $29,264,967.26
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                     904

Lien Status:                          First and Second Lien Loans

Aggregate Unpaid Principal Balance:                $29,264,967.26
Aggregate Original Principal Balance:              $29,684,400.00

Weighted Average Net Coupon:                              13.255%
Net Coupon Range:                               8.250% -  15.900%

Weighted Average Gross Coupon:                            14.255%
Gross Coupon Range:                             9.250% -  16.900%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $32,372.75
Average Original Principal Balance:                    $32,836.73

Maximum Unpaid Principal Balance:                     $132,535.74
Minimum Unpaid Principal Balance:                       $9,486.15

Maximum Original Principal Balance:                   $133,400.00
Minimum Original Principal Balance:                    $10,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):         129.979
Stated Rem Term Range:                         105.000 -  180.000

Weighted Average Age (First Pay thru Paid Thru Date):       3.277
Age Range:                                       0.000 -   15.000

Weighted Average Original Term:                           133.255
Original Term Range:                           120.000 -  180.000

Weighted Average Current Combined LTV:                     90.435
Current Combined LTV Range:                     7.940% - 100.000%

Weighted Average FICO Score:                              667.186
FICO Score Range:                              516.000 -  800.000

--------------------------------------------------------------------------------

Max Zip Code = 48124    % Pool = .80%     State = MI

Earliest First Payment Date = 3/15/96
Latest Maturity Date        = 5/15/12

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                   Percentage of
                                                     Aggregate     Cut-Off Date
         Gross Mortgage              Number of        Unpaid         Aggregate
         Interest Rate               Mortgage        Principal       Principal
             Range                     Loans          Balance         Balance

 9.00% < Gross Coupon <=  9.25%          1           37,965.05          0.13
 9.75% < Gross Coupon <= 10.00%          1           74,743.05          0.26
10.25% < Gross Coupon <= 10.50%          1           39,031.82          0.13
10.75% < Gross Coupon <= 11.00%          2          120,614.07          0.41
11.25% < Gross Coupon <= 11.50%         48        1,806,677.50          6.17
11.75% < Gross Coupon <= 12.00%         67        2,527,005.33          8.63
12.00% < Gross Coupon <= 12.25%          1           96,730.54          0.33
12.25% < Gross Coupon <= 12.50%         37        1,371,771.31          4.69
12.75% < Gross Coupon <= 13.00%         68        2,166,270.55          7.40
13.25% < Gross Coupon <= 13.50%         42        1,543,322.30          5.27
13.75% < Gross Coupon <= 14.00%         84        3,030,187.13         10.35
14.00% < Gross Coupon <= 14.25%          1           22,729.35          0.08
14.25% < Gross Coupon <= 14.50%         59        1,968,791.70          6.73
14.75% < Gross Coupon <= 15.00%         98        3,043,243.96         10.40
15.25% < Gross Coupon <= 15.50%        106        3,520,456.10         12.03
15.75% < Gross Coupon <= 16.00%        212        6,718,214.49         22.96
16.25% < Gross Coupon <= 16.50%         33          495,018.82          1.69
16.75% < Gross Coupon <= 17.00%         43          682,194.19          2.33
--------------------------------------------------------------------------------
Total..........                        904     $ 29,264,967.26        100.00%
================================================================================

                     REMAINING MONTHS TO STATED MATURITY

                                                         Percentage of
                                          Aggregate      Cut-Off Date
                           Number of       Unpaid          Aggregate
                           Mortgage       Principal        Principal
      Remaining Term         Loans         Balance          Balance

 96 < Rem Term <= 108         20         584,095.70           2.00%
108 < Rem Term <= 120        720      22,215,653.15          75.91%
168 < Rem Term <= 180        164       6,465,218.41          22.09%
-------------------------------------------------------------------
Total............            904      29,264,967.26         100.00%
===================================================================

                             YEARS OF ORIGINATION

                                                           Percentage of
                                              Aggregate    Cut-Off Date
                              Number of        Unpaid        Aggregate
  Year of                     Mortgage        Principal      Principal
Origination                     Loans          Balance        Balance

   1996                          371        12,189,188.72      41.65
   1997                          533        17,075,778.54      58.35
--------------------------------------------------------------------------
Total.................           904      $ 29,264,967.26     100.00%
==========================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                      CURRENT COMBINED LOAN-TO-VALUE RATIOS

                                                                Percentage of
                                                    Aggregate   Cut-Off Date
                                      Number of      Unpaid       Aggregate
                                      Mortgage      Principal     Principal
     Current CLTV Ratio                Loans         Balance       Balance

  5.000 < CLTV <=  10.000                 1          38,907.95       0.13
 10.000 < CLTV <=  15.000                 1           9,933.32       0.03
 15.000 < CLTV <=  20.000                 1          29,560.99       0.10
 20.000 < CLTV <=  25.000                 1          22,253.96       0.08
 25.000 < CLTV <=  30.000                 4         130,949.82       0.45
 30.000 < CLTV <=  35.000                 2          79,040.03       0.27
 35.000 < CLTV <=  40.000                 1          35,000.00       0.12
 40.000 < CLTV <=  45.000                 1           9,486.15       0.03
 45.000 < CLTV <=  50.000                 3         165,797.19       0.57
 50.000 < CLTV <=  55.000                 4         135,856.79       0.46
 55.000 < CLTV <=  60.000                 4         187,345.90       0.64
 60.000 < CLTV <=  65.000                10         355,354.53       1.21
 65.000 < CLTV <=  70.000                18         590,154.36       2.02
 70.000 < CLTV <=  75.000                22         826,190.66       2.82
 75.000 < CLTV <=  80.000                70       2,342,114.72       8.00
 80.000 < CLTV <=  85.000                88       2,707,769.49       9.25
 85.000 < CLTV <=  90.000               124       4,033,379.77      13.78
 90.000 < CLTV <=  95.000               126       4,260,525.49      14.56
 95.000 < CLTV <= 100.000               423      13,305,346.14      45.47
--------------------------------------------------------------------------
Total....................               904    $ 29,264,967.26     100.00%
==========================================================================

                        ORIGINAL MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                    Aggregate  Cut-Off Date
            Original                Number of        Unpaid      Aggregate
          Mortgage Loan             Mortgage        Principal    Principal
        Principal Balance             Loans          Balance      Balance

     5,000 < Balance <=    10,000       3           29,379.75       0.10
    10,000 < Balance <=    15,000      45          576,073.97       1.97
    15,000 < Balance <=    20,000     111        2,048,596.94       7.00
    20,000 < Balance <=    25,000     205        4,671,012.94      15.96
    25,000 < Balance <=    30,000     151        4,116,731.34      14.07
    30,000 < Balance <=    35,000     108        3,505,005.32      11.98
    35,000 < Balance <=    40,000      76        2,832,585.16       9.68
    40,000 < Balance <=    45,000      52        2,207,574.90       7.54
    45,000 < Balance <=    50,000      56        2,670,400.66       9.12
    50,000 < Balance <=    55,000      18          939,574.42       3.21
    55,000 < Balance <=    60,000      18        1,021,364.68       3.49
    60,000 < Balance <=    65,000      15          933,338.54       3.19
    65,000 < Balance <=    70,000      18        1,219,344.98       4.17
    70,000 < Balance <=    75,000       4          289,623.28       0.99
    75,000 < Balance <=    80,000       5          379,086.90       1.30
    80,000 < Balance <=    85,000       1           83,383.69       0.28
    85,000 < Balance <=    90,000       3          252,811.61       0.86
    90,000 < Balance <=    95,000       3          276,987.53       0.95
    95,000 < Balance <=   100,000      11        1,079,554.91       3.69
   130,000 < Balance <=   135,000       1          132,535.74       0.45
--------------------------------------------------------------------------
Total....................            904      $ 29,264,967.26     100.00%
==========================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                           Number of         Unpaid          Aggregate
                           Mortgage         Principal        Principal
 State                       Loans           Balance          Balance

CA                           123           4,232,199.14        14.46
CO                            50           1,684,360.15         5.76
FL                            83           2,481,501.01         8.48
GA                            81           2,226,077.37         7.61
IL                           103           3,248,376.09        11.10
LA                             1              25,200.00         0.09
MA                            16             721,682.28         2.47
MD                            47           1,646,038.23         5.62
MI                           148           4,840,338.29        16.54
NC                            43           1,367,453.81         4.67
OH                            52           1,576,462.44         5.39
OR                            38           1,379,466.51         4.71
PA                            42           1,463,312.98         5.00
UT                            14             561,264.08         1.92
VA                            63           1,811,234.88         6.19
--------------------------------------------------------------------------
Total...............         904        $ 29,264,967.26       100.00%
==========================================================================

                             MORTGAGED PROPERTIES

                                                           Percentage of
                                               Aggregate   Cut-Off Date
                               Number of        Unpaid       Aggregate
                               Mortgage        Principal     Principal
                                 Loans          Balance       Balance

Single-family                    856        27,847,509.80      95.16
PUD                               30           832,887.80       2.85
Condominiums                      13           331,171.95       1.13
Multi-Family                       5           253,397.71       0.87
--------------------------------------------------------------------------
Total...............             904      $ 29,264,967.26     100.00%
==========================================================================

                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY

                                                           Percentage of
                                            Aggregate      Cut-Off Date
                              Number of      Unpaid          Aggregate
                              Mortgage      Principal        Principal
                                Loans        Balance          Balance

Owner Occ.                       898      29,054,929.41        99.28
Non Owner Occ.                     6         210,037.85         0.72
--------------------------------------------------------------------------
Total..................          904    $ 29,264,967.26       100.00%
==========================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                  LIEN SUMMARY

                                                           Percentage of
                                              Aggregate    Cut-Off Date
                           Number of           Unpaid        Aggregate
                           Mortgage           Principal      Principal
                            Loans              Balance        Balance

1                            19              862,591.34         2.95
2                           885           28,402,375.92        97.05
--------------------------------------------------------------------------
Total...............        904         $ 29,264,967.26       100.00%
==========================================================================

                                  FICO SCORE

                                                               Percentage of
                                                   Aggregate   Cut-Off Date
                                                    Unpaid       Aggregate
                                   Number of       Principal     Principal
                                    Loans           Balance       Balance

500 < FICO <= 550                      2            48,989.90       0.17
550 < FICO <= 600                     46         1,522,637.63       5.20
600 < FICO <= 650                    258         8,623,210.99      29.47
650 < FICO <= 700                    394        12,845,421.50      43.89
700 < FICO <= 750                    181         5,667,429.94      19.37
750 < FICO <= 800                     23           557,277.30       1.90
--------------------------------------------------------------------------
Total....................            904      $ 29,264,967.26     100.00%
==========================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.